The Prudential Insurance Company of America	Michael P. DeSimone Vice President and Corporate Counsel The Prudential Insurance Company of America 213 Washington Street Newark, NJ 07102 fax: (973) 548-6575 March 9, 2023
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:    The Prudential Insurance Company of America
Prudential Variable Contract Account GI-2 (File No. 811-07545)

Dear Commissioners:

The Prudential Insurance Company of America (“We”), on behalf of the Registrant, has transmitted to contract owners the annual reports for the underlying funds for the period ending December 31, 2022.
We incorporate by reference the following Annual Reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
AB Variable Products Series Fund, Inc.	811-05398
American Century Variable Portfolios, Inc.	811-05188
Advanced Series Trust ("AST")	811-05186
BNY Mellon Variable Investment Fund	811-05125
Deutsche DWS Investments VIT Funds	811-07507
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Variable Insurance Products Fund II (Fidelity Variable Insurance Products Fund II)	811-05511
Variable Insurance Products Fund III (Fidelity Variable Insurance Products Fund III)	811-07205
Variable Insurance Products Fund V (Fidelity Variable Insurance Products Fund V)	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
Lazard Retirement Series, Inc.	811-08071
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
PIMCO Variable Insurance Trust	811-08399
Royce Capital Fund	811-07537
T. Rowe Price Equity Series, Inc.	811-07143
T. Rowe Price International Series, Inc.	811-07145
The Prudential Series Fund	811-03623
We understand that the Fund Companies each have filed or will file their reports with the Commission under separate cover.

If you have any questions regarding this filing, please contact me at (973) 548-6611.

Sincerely,

/s/ Michael P. DeSimone
Michael P. DeSimone
VIA EDGAR